[Eaton Vance Logo]

EATON VANCE
ASIAN
SMALL
COMPANIES
FUND

Global Management-Global Distribution

Annual Report August 31, 1999



Eaton Vance Asian Small Companies Fund as of August 31, 1999

LETTER TO SHAREHOLDERS

[Photo with caption "James B. Hawkes, President"]

We are pleased to welcome shareholders of Eaton Vance Asian Small Companies Fund with this first annual report. Reflecting the strong recovery in some of the Asian stock markets, the Fund's Class A shares had a total return of 58.40% for the period from the Fund's inception on March 1, 1999 through August 31, 1999. That return was the result of an increase in net asset value per share (NAV) from $10.00 on March 1, 1999 to $15.84 on August 31, 1999. 1

Following last year's troublesome financial crises, several of the Asian markets mounted a strong comeback in 1999. As a measure of that renewed strength, the Morgan Stanley Capital Interna-tional All Country Asia Pacific Index -- a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region -- had a return of 20.65% for the same period. 2

While many emerging Asian markets
have mounted a comeback, regional
leader Japan is also awakening ...

Asian markets have been boosted in 1999 primarily by financial reforms and a new determination to avoid the crippling current account deficits of recent memory. The numbers are instructive. Hong Kong's Hang Seng Index was up 33.2% through August alone, while South Korea has risen a staggering 70.7% on the strength of a surge in first quarter gross domestic product. Importantly, while those emerging nations generated an impressive rebound, Japan also appeared on the road to recovery. Following years of economic malaise, an ongoing government stimulus and widespread corporate restructurings have begun to generate renewed growth. In the long run, a stronger economy in Japan, Asia's traditional powerhouse, should bode well for all of Asia.

With Asia on the road to recovery,
small companies may provide
excellent opportunities...

In recent years, small companies have become increasingly responsible for global economic growth and job creation. That trend continues to unfold in Asia, where small companies have long produced breakthroughs in product development in areas like electronics and computer peripherals. But recently, small companies are also posting impressive growth in areas like healthcare, property, retailing and entertainment. Their success is likely to have profound implications for investors as small growth companies often have earnings growth rates well above those of the larger companies. Moreover, an economy characterized by renewed growth and low inflation provides an excellent climate for Asia's entrepreneurs. We believe that Asia's universe of small companies will continue to provide good opportunities for growth-minded investors.

Sincerely,

/S/ JAMES B. HAWKES

James B. Hawkes
President
October 7, 1999



--------------------------------------------------------------
Fund Information
as of August 31, 1999

Performance 3
--------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------
Life of Fund (3/1/99)                                   58.40%

SEC Cumulative Total Return
--------------------------------------------------------------
Life of Fund (3/1/99)                                   49.29%

Ten Largest Equity Holdings 4
--------------------------------------------------------------
Giordano International Ltd.                              10.8%
Infosys Technologies                                      9.1
Li & Fung Ltd.                                            8.8
Quality Healthcare Asia Ltd.                              4.7
Korea Data System                                         4.6
Star Micronics                                            4.2
Pacific Century                                           3.9
Thai Reinsurance Co. Ltd.                                 3.6
Cafe de Coral Holdings Ltd.                               3.4
Avimo Group Ltd.                                          3.1

1 This return does not include the 5.75% maximum sales charge.

2 It is not possible to invest directly in an Index.

3 Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC return reflects the maximum 5.75% sales charge.

4 Ten largest holdings accounted for 56.2% of the Portfolio's net assets.
  Holdings are subject to change.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


----------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
----------------------------------------------------------------------



Eaton Vance Asian Small Companies Fund as of August 31, 1999

MANAGEMENT DISCUSSION

[Photo with caption "Scobie D. Ward, Co-Portfolio Manager"]

An interview with Scobie D. Ward,
Director, Lloyd George Management,
investment adviser to
Asian Small Companies Portfolio.

Q: Scobie, many of Asia's markets have recovered significantly in 1999 from last year's currency and economic crises. What has lifted those markets?

A: Asian governments have taken steps to address the major issues that plagued their economies last year, and there are now signs that those efforts are paying dividends. For example, in the China region, short-term debt has been rescheduled in concert with a reduction in interest rates. In addition, many nations are acting to eliminate the excesses in the region's banking sector, which have impeded growth. These actions have, in turn, increased confidence among consumers and investors alike.

In South Asia, India weathered the currency crisis fairly well. There is evidence that the economy is gathering steam, with industrial production rising sharply. Real gross domestic product is expected to grow 6% in 1999 and 7% in 2000. Meanwhile, inflation has fallen to new lows, while the stock market has posted record highs.

Finally, the Japanese economy posted positive growth in the second quarter, somewhat ahead of expectations. The results suggested that the government's $367 billion tax cut and its efforts to recapitalize the financial sector with public funds may indeed stimulate stronger demand and lift the nation out of its lengthy doldrums. The Japanese stock market responded enthusiastically, rising 27.1% since the beginning of the year.

Q:  Given that background, what will be your strategy for the Fund?

A: We believe that a recovery is well under way for many Asian economies and that selected small companies may be major beneficiaries of that growth trend. Together with co-portfolio manager Zaheer Sitabkhan, I plan to focus on well-managed companies with a good earnings history and outlook, whose products and services enjoy continuing strong demand in the growing local and regional economies. We have identified what we believe are promising opportunities in a wide range of industries.

Q: How have you positioned the Portfolio in its initial months of operation?

A: Hong Kong, at 39.6%, constituted the Portfolio's largest country weighting at August 31, with India the second largest concentration, at 15.3%. Thailand, which has generated surprisingly strong growth, represented a 11.9% weighting.


Five Largest Industry Positions 1
--------------------------------------------------------------
By total net assets

Industrial/Manufacturing                                 37.0%

Retail                                                   24.7%

Properties                                               11.6%

Software/Electronics                                      7.4%

Banking/Finance                                           6.5%


Regional Distribution 1
--------------------------------------------------------------
By common stocks

Hong Kong                                                39.6%

India                                                    15.3%

Thailand                                                 11.9%

Singapore                                                10.2%

Korea                                                     7.3%

Japan                                                     5.9%

Other                                                     5.2%

Taiwan                                                    4.6%

1 Because the Fund is actively managed, industry weightings and regional distributions are subject to change. All data is as of 8/31/99 and is based on total common stock holdings.


From a sector standpoint, manufacturing has played a large role. Asian manufacturers enjoy a major cost advantage over U.S. and European companies. As a result, they have benefited from a growing trend in the U.S. and Europe toward outsourcing. Retailers have also been a significant weighting. Asian consumers have become increasingly confident as last year's crisis has abated, with some companies enjoying a strong surge in sales volumes. Banking and finance represented a large commitment. Due to government efforts to reform the industry, Asia's banks are much better capitalized. A stronger economy should lead to improving credit quality.

Q: Let's turn first to the China region. Why is Hong Kong your largest country weighting?

A: The Hong Kong economy has rebounded strongly following last year's financial woes. Property prices have retreated to levels where there is now renewed buying interest. The rising stock market has helped build consumer confidence, which is reflected in slightly improved retail sales. Moreover, we believe that Hong Kong remains the gateway to growth opportunities on the mainland.

The Chinese government has lowered interest rates in order to generate stronger demand. A stronger mainland economy would be positive for the Hong Kong companies that do business with the mainland. In response to last year's crisis, many Hong Kong companies have enacted efficiency programs and those reforms are gradually being reflected in earnings results.

Q:  What companies have you emphasized in Hong Kong?

A: The Portfolio's largest Hong Kong investment was Giordano International Ltd., a fast-growing retailer with approximately 660 outlets throughout Asia. While last year's economic crisis hurt retailers badly, Giordano has been quick to respond. The company sharply reduced its costs and improved its inventory systems. With consumer confidence rebounding, Giordano enjoyed a 12.6% rise in sales in the first half of 1999, with profits rising six-fold.

Li & Fung Ltd. was another large Hong Kong-based holding. This trading company has benefited from its extensive network of contacts and provides a wide range of services to companies doing business in Asia. These services include sourcing raw materials, planning cost-effective production and monitoring manufacturing. Li & Fung has doubled its profits in the past three years and saw sales rise to $2 billion in 1998. Cosmetics giant Avon and shoe manufacturer Reebok are among Li & Fung's U.S.-based clients.

Q:  What have you found attractive about India?

A: India avoided the currency turmoil that roiled much of Asia last year. Thus far in 1999, India's economy has generated strong momentum. Industrial production has increased sharply, due in part to a surge in exports. Meanwhile, a favorable monsoon season helped the critical agricultural sector. The Reserve Bank of India (RBI) has increased its growth estimates for the year to the 6.0-6.5% range. The RBI has signalled that it prefers a stable interest rate scenario for the present, but if inflation remains in check, there is the possibility of lower rates in the future.

The political landscape is marked by continuing uncertainties, especially the on-going tensions with Pakistan. However, despite those concerns, improving economic conditions have boosted investor sentiment in India.

Q:  Could you discuss some of the Portfolio's India-based investments?

A: Certainly. Infosys Technologies Ltd. is one of India's largest software companies. Bangalore-based Infosys provides information technology consulting and software services to large global companies. On the strength of a 68% surge in sales, Infosys enjoyed a 150% rise in first quarter earnings. The company has expanded its expertise beyond core systems to new applications, with an emphasis on the fast-growing Internet and E-commerce areas.

Another Indian investment, Agrevo India Ltd., is a major presence in the Indian agriculture sector. Specializing in agrichemicals, Agrevo works with the farm sector to improve and protect the food supply in order to feed India's growing population. In addition to pesticides, herbicides, and fungicides, the company produces applications that help increase crop yields. Agrevo's research efforts have enabled farmers to produce crops that can retard spoilage and improve nutritional content.

Q: Thailand was another country hurt by last year's crisis. Has the outlook improved there?

A: Yes. The government recently disclosed a plan to ease the burden of debt-laden companies. It is hoped that debt relief will reduce the number of non-performing loans, strengthening the nation's banking sector. The economic stimulus also aims to boost exports through lower tariffs, with the hope of creating another 440,000 jobs. Manufacturing, which fell 10% in 1998, grew 6.5% in the first half of 1999, and the government now estimates that GDP will expand by 2.3% in 1999.

We have focused our Thai investments on sound companies with good earnings momentum. Thai Reinsurance Co. is Thailand's sole reinsurer and is rapidly building ties with other global insurers. Golden Land Property is a developer of hotels and resort communities and is enjoying good earnings growth.

Q:  Let's turn to Japan. What have you found attractive there?

A: There are signs that a Japanese recovery is under way. A surprisingly strong first quarter suggests that Japanese gross domestic product may post its best showing since 1996. Corporate profits are improving along with rising exports while companies are trimming fat and managing inventories more efficiently. Meanwhile, Japanese consumer activity has picked up significantly, a sign of growing confidence in the economic outlook.

Q:  Where have you invested in Japan?

A: Star Micronics is a manufacturer of specialty printers. Star has been a prime beneficiary of the trend toward self-service in areas such as banking and ticketing. The company's product range includes printers that produce point-of-sale receipts, for applications such as check-out counters, terminals and kiosks, and automatic teller machines. With the near-universal use of bar coding to handle pricing and manage inventories, the company's high-quality bar labeling machines have enjoyed strong demand. Star has an impressive array of new products in its pipeline, including a thermal high-speed printer, that can handle a large number of calculations in faster time.

Q:  Scobie, what is your outlook for Asian smaller companies?

A: While more volatility is not out of the question, the overall economic outlook in Asia has improved markedly. That should acrue to the advantage of selected small companies. Many industries in Asia are still in relatively early stages of development. We believe that smaller Asian companies can often respond quickly to rapidly changing business conditions.

Moreover, smaller companies with well-received products and services can often generate superior earnings growth, and that is a prime key to investment success. Over time, these companies should provide a unique growth opportunity for patient investors. I believe the Portfolio is well-positioned to share in that growth.



Comparison of Change in Value of a $10,000 Investment in Eaton Vance Asian Small Companies Fund, Class A vs. the Morgan Stanley Capital International All Country Asia Pacific Index*
March 31, 1999 - August 31, 1999

Date        Fund/NAV     Fund/Off Price      MSCI

3/31/99      $10,000        $9,423         $10,000
4/30/99      $11,058       $10,420         $10,779
5/31/99      $11,337       $10,682         $10,281
6/30/99      $13,250       $12,485         $11,408
7/31/99      $14,206       $13,386         $12,019
8/31/99      $14,708       $13,858         $12,065


Performance 1
---------------------------------------------------------------

Cumulative Total Return
---------------------------------------------------------------
Life of Fund (3/1/99)                                     58.40%

SEC Cumulative Total Return
---------------------------------------------------------------
Life of Fund (3/1/99)                                     49.29%

* Source: TowersData, Bethesda, MD.  Investment operations commenced
  3/1/99. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less their original cost.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Asia Pacific Index -- a broad-based index of common stocks traded in developed and emerging markets of the Asia Pacific region. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

1 Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum 5.75% sales charge.



Eaton Vance Asian Small Companies Fund as of August 31, 1999

FINANCIAL STATEMENTS


Statement of Assets and Liabilities

As of August 31, 1999
Assets
------------------------------------------------------------------------------
Investments in Asian Small Companies Portfolio at value
  (identified cost, $470,744)                                         $474,475
------------------------------------------------------------------------------
Total assets                                                          $474,475
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      $      8
------------------------------------------------------------------------------
Total liabilities                                                            8
------------------------------------------------------------------------------
Net Assets                                                            $474,467
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                                                       $460,010
Net realized gain from Portfolio                                         9,316
Undistributed net investment income                                      1,374
Net unrealized appreciation from Portfolio
  (computed on the basis of identified cost)                             3,767
------------------------------------------------------------------------------
Total                                                                 $474,467
------------------------------------------------------------------------------

Class A Shares
------------------------------------------------------------------------------
Net Assets                                                            $474,457
Shares Outstanding                                                      29,948
Net Asset Value and Redemption Price Per Share
  (net assets [DIV] shares of beneficial interest)                    $  15.84
Maximum Offering Price Per Share
  (100 [DIV] 94.25 of $15.84)                                         $  16.81
------------------------------------------------------------------------------





Statement of Operations

March 1, 1999
(commencement of operations) to
August 31, 1999
Investment Income
------------------------------------------------------------------------------
Dividends allocated from Portfolio                                     $ 2,087
Expenses allocated from Portfolio                                         (713)
------------------------------------------------------------------------------
Net investment income from Portfolio                                   $ 1,374
------------------------------------------------------------------------------
Expenses --
  Management fee                                                       $   128
  Distribution fee                                                         255
  Registration fees                                                      1,860
  Legal and accounting services                                          1,200
  Miscellaneous                                                             40
------------------------------------------------------------------------------
Total expenses                                                         $ 3,483
------------------------------------------------------------------------------
Deduct --
  Waiver of management fee                                             $   128
  Waiver of distribution fee                                               255
  Assumption of expenses by distributor                                  3,100
------------------------------------------------------------------------------
Total expense reductions                                               $ 3,483
------------------------------------------------------------------------------
Net expenses                                                           $    --
------------------------------------------------------------------------------
Net investment income                                                  $ 1,374
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions                                              $ 9,172
  Foreign currency transactions                                            144
------------------------------------------------------------------------------
Net realized gain                                                      $ 9,316
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (identified cost basis)                                  $ 3,731
  Foreign currency                                                          36
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   $ 3,767
------------------------------------------------------------------------------
Net realized and unrealized gain                                       $13,083
------------------------------------------------------------------------------
Net increase in net assets from operations                             $14,457
------------------------------------------------------------------------------

See notes to financial statements





Statement of Changes in Net Assets

                                                                   Period from
                                                                 March 1, 1999
Increase (Decrease)                            (commencement of operations) to
in Net Assets                                                  August 31, 1999
------------------------------------------------------------------------------
From operations --
  Net investment income                                               $  1,374
  Net realized gain (loss)                                               9,316
  Net change in unrealized appreciation (depreciation)                   3,767
------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 $ 14,457
------------------------------------------------------------------------------
Transactions in shares of beneficial interest
  Proceeds from sale of shares                                        $460,000
  Cost of shares redeemed                                                   --
------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               $460,000
------------------------------------------------------------------------------
Net increase in net assets                                            $474,457
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                                                  $     10
------------------------------------------------------------------------------
At end of year                                                        $474,467
------------------------------------------------------------------------------
Undistributed net investment income included in net assets            $  1,374
------------------------------------------------------------------------------

See notes to financial statements





Financial Highlights

                                                                   Period from
                                                                 March 1, 1999
                                               (commencement of operations) to
                                                               August 31, 1999
------------------------------------------------------------------------------
Net asset value -- Beginning of period                                 $10.000
------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------
Net investment income                                                  $ 0.046
Net realized and unrealized gain (loss)                                  5.794
------------------------------------------------------------------------------
Total income (loss) from operations                                    $ 5.840
------------------------------------------------------------------------------
Net asset value -- End of period                                       $15.840
------------------------------------------------------------------------------
Total Return (1)                                                        58.40%
------------------------------------------------------------------------------

Ratios/Supplemental Data +
------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                $   474

Ratios (As a percentage of average daily net assets)
  Expenses (2)                                                           1.40%(3)
  Net investment income (2)                                              2.69%(3)
------------------------------------------------------------------------------

  + The operating expenses of the Fund reflect a reduction of the management fee and distribution fee as well as an allocation of expenses to the Distributor.
    Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average net assets):
  Expenses (2)                                                           8.23%(3)
  Net investment income (loss)                                          (4.13)%(3)

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its Portfolio's allocated expenses.

(3) Annualized.

See notes to financial statements




Eaton Vance Asian Small Companies Fund as of August 31, 1999

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
-----------------------------------------------------------------------------
Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers only one class of shares
(Class A shares). Class A shares are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a
New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.7% at August 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of operating expenses in the Statement of Operations.

D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F  Other -- Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders
-----------------------------------------------------------------------------
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
-----------------------------------------------------------------------------
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                          Year Ended
Class A                                 August 31, 1999
-------------------------------------------------------
Sales                                         29,947
Redemptions                                       --
-------------------------------------------------------
Net increase (decrease)                       29,947

4  Management Fee and
   Other Transactions with Affiliates
-----------------------------------------------------------------------------
The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1999 the fee was equivalent to 0.25% (annualized) of the Fund's average net assets for such period and amounted to $128. To enhance the net income of the Fund, EVM waived their fee. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $0 from the Eaton Vance Asian Small Companies Fund as its portion of the sales charge on sales of Class A shares of the Fund for the year ended August 31, 1999.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution Plan
-----------------------------------------------------------------------------
The Fund has adopted a compensation-type Distribution Plan (Class A Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay a monthly distribution fee to the Principal Underwriter, in an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b)
0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund accrued approximately $255 to or payable to EVD for the year ended August 31, 1999, representing approximately 0.50% of the average daily net assets for Class A, all of which was waived. In addition, to enhance the net income of the Fund the Distributor voluntarily assumed $3,100 of the Fund's expenses.

In addition, the Plan authorizes the Fund to make payments of service fees to EVD, in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, and remaining outstanding for at least one year.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Investment Transactions
-----------------------------------------------------------------------------
Increases in the Fund's investment in the Portfolio aggregated $460,000 for the year ended August 31, 1999.



Eaton Vance Asian Small Companies Fund as of August 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders
of Eaton Vance Growth Trust:
-----------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the period from March 1, 1999 (commencement of operations) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund a series of Eaton Vance Growth Trust at August 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the period from March 1, 1999 (commencement of operations) to August 31, 1999, in conformity with generally accepted accounting principles.

                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       October 1, 1999




Asian Small Companies Portfolio as of August 31, 1999

PORTFOLIO OF INVESTMENTS

Common Stocks -- 94.6%

Security                                              Shares            Value
------------------------------------------------------------------------------
Australia -- 2.3%
------------------------------------------------------------------------------
Keycorp Corp.                                        270,000       $   649,918
Kinetic Power Limited *                              350,000                 0
------------------------------------------------------------------------------
                                                                   $   649,918
------------------------------------------------------------------------------
Hong Kong -- 37.5%
------------------------------------------------------------------------------
Cafe de Coral Holdings Ltd.                        2,019,000       $   955,529
Champion Technology Holdings                       3,000,000         1,811,961
CIM Company Limited *                                300,000                 0
Giordano International Ltd.                        3,316,000         3,074,660
Hung Hing Print Group                              1,582,000           687,591
Li & Fung Ltd                                        778,000         2,494,762
Pacific Ports Co. Ltd.                             3,462,000           396,796
Quality Healthcare Asia Ltd.                       7,150,000         1,325,924
United Pacific Industries                          3,050,000           212,102
Vtech Holdings Ltd.                                  256,500           713,496
------------------------------------------------------------------------------
                                                                   $10,672,821
------------------------------------------------------------------------------
India -- 14.4%
------------------------------------------------------------------------------
Agrevo India Ltd.                                     24,000       $   441,633
Dr. Reddy's Laboratories                              16,500           470,577
Hind Lever Chemicals Ltd.                             50,300           598,799
Infosys Technologies                                  20,200         2,601,955
Reliance Petroleum                                       100                91
------------------------------------------------------------------------------
                                                                   $ 4,113,055
------------------------------------------------------------------------------
Indonesia -- 1.6%
------------------------------------------------------------------------------
Hero Supermarkets                                  1,811,500       $   442,548
------------------------------------------------------------------------------
Japan -- 5.6%
------------------------------------------------------------------------------
Amway Japan Ltd                                       35,300       $   395,599
Star Micronics                                       131,000         1,193,568
------------------------------------------------------------------------------
                                                                   $ 1,589,167
------------------------------------------------------------------------------
Pakistan -- 0.0%
------------------------------------------------------------------------------
Faysal Bank Ltd.                                         500       $       102
------------------------------------------------------------------------------
Republic of Korea -- 6.9%
------------------------------------------------------------------------------
Hana Bank                                             56,760       $   504,854
Korea Data System                                     95,615         1,316,174
Korea Telecommunications Corp. ADR                     4,184           135,980
------------------------------------------------------------------------------
                                                                   $ 1,957,008
------------------------------------------------------------------------------
Singapore -- 9.7%
------------------------------------------------------------------------------
Avimo Group Ltd                                      670,000       $   879,145
Nasteel Electronics Ltd.                             154,000           768,057
Pacific Century                                      255,000         1,105,240
------------------------------------------------------------------------------
                                                                   $ 2,752,442
------------------------------------------------------------------------------
Sri Lanka -- 1.1%
------------------------------------------------------------------------------
Aitken Spence & Co.                                  199,100       $   327,212
------------------------------------------------------------------------------
Taiwan -- 4.3%
------------------------------------------------------------------------------
Mosel Vitelic                                        795,000       $   755,000
Yuanta Secs Ltd.                                     366,850           481,058
------------------------------------------------------------------------------
                                                                   $ 1,236,058
------------------------------------------------------------------------------
Thailand -- 11.2%
------------------------------------------------------------------------------
Golden Land Property (Foreign)                       725,000       $   340,331
Golden Land Property (Local)                         870,000           334,659
Serm Suk Co. Ltd.                                    142,200           658,247
Thai President Food Co.(Foreign)                     150,700           825,323
Thai Reinsurance Co Ltd                              969,000         1,036,094
------------------------------------------------------------------------------
                                                                   $ 3,194,654
------------------------------------------------------------------------------
Total Common Stocks -- 94.6%
  (identified cost, $18,478,776)                                   $26,934,985
------------------------------------------------------------------------------
Warrants -- 1.0%
------------------------------------------------------------------------------
The Philippines --
Jollibee Foods Corp.(1)                              670,000       $   295,526
------------------------------------------------------------------------------
Total Warrants -- 1.0%
  (identified cost, $307,875)                                      $   295,526
------------------------------------------------------------------------------
Total Investments -- 95.6%
  (identified cost, $18,786,651)                                   $27,230,511
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 4.4%                             $ 1,254,119
------------------------------------------------------------------------------
Net Assets -- 100%                                                 $28,484,630
------------------------------------------------------------------------------

  * Security valued at fair value using methods determined in good faith by or at direction of the Trustees.

(1) Non-income producing security.

See notes to financial statements




Asian Small Companies Portfolio as of August 31, 1999


FINANCIAL STATEMENTS


Statement of Assets and Liabilities

As of August 31, 1999
Assets
------------------------------------------------------------------------------
Investments, at value (cost $18,786,651)                           $27,230,511
Cash                                                                   543,360
Foreign currency (cost $205,299)                                       208,703
Receivable for investments sold                                        489,040
Dividends receivable                                                    35,380
Tax reclaim receivable                                                   1,013
------------------------------------------------------------------------------
Total assets                                                       $28,508,007
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Other accrued expenses                                             $    23,377
------------------------------------------------------------------------------
Total liabilities                                                  $    23,377
------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $28,484,630
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Net proceeds from capital contributions                            $20,040,770
Net unrealized appreciation
  (computed on the basis of identified cost)                         8,443,860
------------------------------------------------------------------------------
Total                                                              $28,484,630
------------------------------------------------------------------------------





Statement of Operations

For the Year Ended
August 31, 1999

Investment Income
------------------------------------------------------------------------------
Dividends (net of foreign taxes, $10,801)                          $   433,048
------------------------------------------------------------------------------
Total investment income from Portfolio                             $   433,048
------------------------------------------------------------------------------
Expenses --
  Investment adviser fee                                           $    86,920
  Administration fee                                                    28,974
  Custodian fee                                                         22,700
  Legal and accounting services                                         19,300
  Interest expense                                                      12,285
  Miscellaneous                                                            200
------------------------------------------------------------------------------
Total expenses                                                     $   170,379
------------------------------------------------------------------------------
Net investment income                                              $   262,669
------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions                                          $ 1,274,266
  Foreign currency transactions                                       (113,905
------------------------------------------------------------------------------
Net realized gain                                                  $ 1,160,361
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (identified cost basis)                              $13,691,153
  Foreign currency                                                       3,373
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $13,694,526
------------------------------------------------------------------------------
Net realized and unrealized gain                                   $14,854,887
------------------------------------------------------------------------------
Net increase in net assets from operations                         $15,117,556
------------------------------------------------------------------------------





Statement of Changes in Net Assets

                                                                                     Year Ended
Increase (Decrease)                                               Year Ended       August 31, 1998
in Net Assets                                                   August 31, 1999      (Unaudited)
-----------------------------------------------------------------------------------------------
From operations --
  Net investment income                                             $   262,669     $   118,739
  Net realized gain (loss)                                            1,160,361      (5,543,436)
  Net change in unrealized appreciation (depreciation)               13,694,526      (4,479,635)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $15,117,556     $(9,904,332)
-----------------------------------------------------------------------------------------------
Capital Transactions --
  Contributions                                                     $   559,753     $16,801,362
  Withdrawals                                                        (2,400,000)             --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions     $(1,840,247)    $16,801,362
-----------------------------------------------------------------------------------------------
Net increase in net assets                                          $13,277,309     $ 6,897,030
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
At beginning of year                                                $15,207,321     $ 8,310,291
-----------------------------------------------------------------------------------------------
At end of year                                                      $28,484,630     $15,207,321
-----------------------------------------------------------------------------------------------




Supplementary Data

                                                                                  Year Ended
                                                               Year Ended       August 31, 1998
                                                            August 31, 1999      (Unaudited)
-----------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------
Expenses                                                          0.85%              0.50%
Net investment income                                             1.32%              1.34%
Portfolio Turnover                                                 105%               101%
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                        $ 28,485           $ 15,207
-----------------------------------------------------------------------------------------------

See notes to financial statements




Asian Small Companies Portfolio as of August 31, 1999

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
-----------------------------------------------------------------------------
Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States.

A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B Income -- Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense in the Statement of Operations.

D Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

E Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Other -- Investment transactions are accounted for on a trade date basis.

I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and
   Other Transactions with Affiliates
-----------------------------------------------------------------------------
The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the adviser fee was equivalent to 0.75% (annualized) of average daily net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1999, the administrative fee was 0.25% (annualized) of average daily net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

3  Investment Transactions
-----------------------------------------------------------------------------
Purchases and sales of investments, other than short-term obligations, aggregated $20,351,068 and $19,768,414 respectively, for the year ended August 31, 1999.

4  Federal Income Tax Basis of Investments
-----------------------------------------------------------------------------
The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1999, as computed on a federal income tax basis, are as follows:

Aggregate cost                    $ 18,786,651
----------------------------------------------
Gross Unrealized Appreciation     $ 10,148,152
Gross Unrealized Depreciation        1,704,292
----------------------------------------------
Net Unrealized Appreciation       $  8,443,860
----------------------------------------------

5  Line of Credit
-----------------------------------------------------------------------------
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

6  Risks Associated with Foreign Investments
-----------------------------------------------------------------------------
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investment in foreign securities also involves the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7  Financial Instruments
-----------------------------------------------------------------------------
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, there were no outstanding obligations under these financial instruments.



Asian Small Companies Portfolio as of August 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Small Companies Portfolio as of August 31, 1999, and the related statement of operations, statement of changes in net assets and the supplementary data for the year ended August 31, 1999. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Asian Small Companies Portfolio at August 31, 1999, the results of its operations, the changes in its net assets and its supplementary data for the respective stated period, in conformity with generally accepted accounting principles.

                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       October 1, 1999



[This Page Intentionally Left Blank.]



Eaton Vance Asian Small Companies Fund as of August 31, 1999

INVESTMENT MANAGEMENT

Eaton Vance Asian Small Companies Fund

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant


Asian Small Companies Portfolio

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

Zaheer Sitabkhan
Vice President and
Co-Portfolio Manager

Scobie Dickinson Ward
Vice President, Assistant
Secretary, Assistant Treasurer
and Co-Portfolio Manager

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Hon. Edward K.Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant



Sponsor and Manager of
Eaton Vance Asian Small Companies Fund and
Administrator of Asian Small Companies Portfolio
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Accountants
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109



This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.



2-2263-10/99     ASSRC-10/99